                                                                    Exhibit 1(c)




                                 _______ Shares


                          LONG ISLAND LIGHTING COMPANY



                                  Common Stock
                            (Par Value $5 per share)


                             UNDERWRITING AGREEMENT



                                                                   _______, 199_


Lehman Brothers Inc.
[Names of other Representatives]
  As Representatives of the several
  Underwriters
c/o Lehman Brothers Inc.
3 World Financial Center
New York, New York  10285-1100

Dear Sirs:

          The undersigned, Long Island Lighting Company (the "Company"), hereby confirms its agreement with each of the several underwriters, hereinafter named, as follows:

          1. Underwriters and Representatives. The term "Underwriters" as used herein shall be deemed to mean the several firms or corporations named in
Schedule II hereto and any underwriter substituted as provided in Section 6. The term "Representatives" as used herein shall be deemed to mean Lehman Brothers Inc., [names of other Representatives] who represent that they have been authorized by the Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. Any action under or in respect of this Agreement taken by the Representatives will be binding upon all the Underwriters.

          2. Description of Common Stock. The Company proposes to issue and sell to the Underwriters certain shares (the "Firm Stock") of its Common Stock, par value $5 per share (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional _____ shares of the Common Stock on the terms and for the purposes set forth in
Section 4 (the "Option Stock").  The Firm Stock and the
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                                                                               2


Option Stock, if purchased, are hereinafter collectively called the "Stock."
Schedule I hereto specifies the aggregate number of shares of the Stock, the initial per share public offering price of the Stock, the per share purchase price to the Underwriters, any concession from the initial public offering price to be allowed to dealers or to brokers and any additional terms of the Stock.

          3. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters, as of the date hereof and as of each Delivery Date (as hereinafter defined), that:

          (a)  The Company has filed with the Securities and Exchange
     Commission (the "Commission") a registration statement on Form S-3 (No. 33-_____) under the Securities Act of 1933, as amended (the "Act"), for the registration of the Stock under the Act. The various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained therein at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, is hereinafter called the "Registration Statement" and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any document filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. The Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Registration Statement, to the Representatives for each of the other Underwriters, if any, have been declared effective by the Commission in such form. No other document with respect to the Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. Any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations (as defined below) of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the prospectus relating to the Stock, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any
     Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such
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                                                                               3


     Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Stock in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing). Any reference to "Rules and Regulations" shall mean the rules, regulations and releases adopted by the Commission under either the Act or the Exchange Act, as applicable.

          The Company will not file any amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or Prospectus, or file any document under the Exchange Act before the termination of the offering of the Stock by the Underwriters if such document would be deemed to be incorporated by reference into such Preliminary Prospectus or Prospectus, of which the Representatives shall not previously have been advised and provided with a copy or to which the Representatives shall reasonably object in writing or which shall be disapproved by Messrs. Milbank, Tweed, Hadley & McCloy, who are acting as counsel on behalf of the Underwriters.

          (b) The Registration Statement and the Prospectus and any amendment or supplement thereto as of their respective effective or issue dates or the date on which they were filed with the Commission, as the case may be, and as of each Delivery Date (1) contained or will contain, as applicable, all statements of material fact required to be stated therein in accordance with the Act and the Rules and Regulations (as defined below);
     (2) conformed or will conform, as applicable, in all material respects to the requirements of the Act and the Rules and Regulations; and (3) do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements or omissions in such documents based upon written information furnished to the Company by any Underwriter specifically for use therein.

          (c)  The Company and each of its subsidiaries (as defined in Section
     20) have been duly incorporated and are validly existing as corporations in good standing under the
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                                                                               4


     laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

          (d) The Company has and will have an authorized capitalization as set forth in the Prospectus and the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) The financial statements and schedules (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement or Prospectus as amended or supplemented present fairly the financial condition and operations of the Company at the respective dates or for the respective periods to which they apply except as otherwise indicated in the Registration Statement or Prospectus as amended or supplemented; such financial statements have been prepared in each case in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise indicated in the Registration Statement and Prospectus as amended or supplemented. Ernst & Young, who have examined the audited financial statements and schedules (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement or Prospectus as amended or supplemented and whose report appears or is incorporated by reference in the Prospectus as amended or supplemented, are, and were during the periods covered by the financial statements on which they reported, independent public accountants as required by the Act and the Rules and Regulations.

          (f) Except as reflected in, or contemplated by, the Registration Statement and the Prospectus as amended or supplemented, since the respective most recent dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any material adverse change in the business, properties or financial condition or results of operation of the Company, and since such dates there has not been any material transaction entered into by the Company other than transactions contemplated by the Registration Statement and Prospectus as amended or supplemented and transactions in the ordinary course of business, and (ii) there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. The Company has no material contingent obligation which is not disclosed in the Registration Statement and Prospectus as amended or supplemented.

          (g) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof on the part of the Company to be fulfilled have been duly authorized by all necessary corporate action of the Company in accordance with the provisions of its Restated and Amended Certificate of Incorporation (the "Charter") and by-laws and applicable law, and the shares of Stock have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and will have the rights set forth in the Charter. The Stock when issued will conform to the description thereof contained in the Registration Statement and the Prospectus as amended or supplemented.

          (h) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the order of the Public Service Commission of the

     State of New York which has been received by the Company, the registration of the Stock under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

          (i) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (j) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

          (k) The documents which are incorporated by reference in the Prospectus as amended or supplemented or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statement shall, when they are filed with the Commission, conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (l) The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.
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          4.  Purchase and Sale.  On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each such Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the number of shares of Firm Stock set forth opposite the name of such Underwriter in
Schedule II hereto.

          In addition, the Company grants to the Underwriters an option to purchase the number of shares of Option Stock set forth in Schedule I hereto. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 6 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set forth opposite the name of such Underwriters in Schedule II hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The purchase price of both the Firm Stock and any Option Stock is set forth in Schedule I hereto.

          The Company shall not be obligated to deliver any of the Stock to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined) except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

          5. Offering of Stock by Underwriters. Subject to the terms and conditions of this Agreement, it is understood that the Underwriters propose to make a bona fide public offering of the Stock as soon as practicable after the execution of this Agreement.

          6. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of Lehman Brothers Inc., [address], at 10:00 A.M., New York City time, on the fifth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the

Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 4 may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised or at such other date or place as shall be determined by agreement between the Representatives and the Company. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

          Delivery of and payment for the Option Stock shall be made at the office of Lehman Brothers Inc., [address] (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

          If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set forth opposite the name of each remaining non-defaulting Underwriter in
Schedule II hereto bears to the total number of shares of the Firm Stock set forth opposite the names of all the remaining non-defaulting Underwriters in
Schedule II hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 4. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in
Section 7(b). As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule II hereto who, pursuant to this Section, purchases Stock which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          7.  Covenants of the Company.  The Company agrees that:

          (a) The Company will prepare the Prospectus as amended or supplemented in a form approved by the Representatives and will file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b). The Company will at or prior to the First Delivery Date deliver to each of the Representatives and to counsel for the Underwriters one signed copy of the Registration Statement as originally filed and of all amendments or supplements thereto (including conformed copies of any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus as amended or supplemented), heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, except exhibits incorporated by reference unless specifically requested), including a signed copy of each consent and certificate included therein or filed as an exhibit thereto. As soon as the Company is advised thereof, it will advise the Representatives orally (i) when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission and (ii) of the issuance of any stop order under the Act with respect to the Registration Statement or any suspension of the qualification of the Common Stock in any jurisdiction, or the institution of any proceedings therefor of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order or suspension and to secure the prompt removal thereof if issued. The Company will deliver to the Underwriters, in accordance with the Representatives' instructions, as many copies of the Prospectus as amended or supplemented as the Representatives may reasonably request for the purposes contemplated by the Act, and will deliver to the Representatives as soon as practicable sufficient conformed copies of the Registration Statement (including conformed copies of any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus as amended or supplemented) and of all amendments thereto (in each case without exhibits) for distribution of one to each Underwriter.

          (b) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses up to $9,000 (including fees and disbursements of counsel) incurred by them in connection with qualification of the Stock for sale and the preparation of memoranda as to Blue Sky qualifications and exemptions and as to eligibility of the Stock for investment under the laws of such jurisdictions as you designate. The Company shall not, however, be required to pay any amount for any expenses of the Representatives or any of the Underwriters except as provided in paragraph 4 hereof and except, that in the event this Agreement shall be terminated in accordance with the provisions of Section 8 or 9 hereof, the Company will pay the fees and disbursements of counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

          (c) If at any time when a prospectus relating to the Stock is required to be delivered under the Act, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Representatives, shall occur, which in the opinion of the Company should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus as amended or supplemented not misleading in the light of the circumstances when it is delivered, or which, in your opinion, may be necessary in connection with the distribution of the Stock, the Company will forthwith at its expense prepare and furnish to the Representatives a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus as amended or supplemented which will supplement or amend the Prospectus as amended or supplemented or file such documents so that the Prospectus as amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus as amended or supplemented is delivered, not misleading. The Company will continue to prepare and file with the Commission in a timely manner all documents required to be filed pursuant to the requirements of the Exchange Act and the Rules and Regulations.

          (d) The Company will make generally available to its security holders (and shall deliver to the Representatives), as soon as practicable but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement (as such term is defined in Rule 158 under the Act) (the "Effective Date") occurs, an earnings statement (which need not be audited, unless required so to be under Section 11(a) of the Act) of the Company in reasonable detail covering a period of at least twelve consecutive months beginning after the Effective Date.

          (e) For a period of 180 days from the date of the Prospectus as amended or supplemented, the Company will not offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of Common Stock (other than the Stock and shares issued pursuant to the Company's Employee Stock Purchase Plan, Automatic Dividend Reinvestment Plan, employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to options plans existing on the date hereof), without the prior written consent of the Representatives.

          (f) The Company will use its best efforts promptly to do and perform all things to be done and performed by it hereunder prior to each Delivery Date and to satisfy all conditions precedent to the delivery by it of the Stock.

          (g) The Company will use its best efforts to qualify the Stock for offer and sale under the Blue Sky laws of such states as the Representatives may designate and will file such statements or reports as are or may be reasonably required by the laws of such states; provided, however, that the Company in complying with this paragraph need not qualify to do business in any state nor execute a general consent to service of process.

          (h) The Company will apply the proceeds of the sale of the Stock for the purposes set forth in the Prospectus as amended or supplemented.

          8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Stock shall be subject to the accuracy, when made and on each Delivery Date, of, and compliance with, the representations and warranties of the Company contained herein, to the performance by the Company of its obligations to be performed hereunder prior to each Delivery Date, and to the following further terms and conditions:

          (a) The Prospectus as amended or supplemented in relation to the Stock shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations; and no stop order suspending the effectiveness of the Registration Statement shall be in effect on each Delivery Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission on each Delivery Date; and any request of the Commission for inclusion of additional information in the Registration

     Statement or the Prospectus or otherwise shall have been complied with.

          The Representatives shall have received, prior to any payment for the Stock, a certificate dated the respective Delivery Date and signed by the President, any Vice President or the Treasurer of the Company to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) On each Delivery Date there shall be in full force and effect an order of the Public Service Commission of the State of New York authorizing the issuance and sale of the Stock which shall not contain any provision mutually unacceptable to the Representatives and the Company by reason of being materially adverse, it being understood that no order in effect at the date of this Agreement contains any such unacceptable provision.

          (d) At each Delivery Date, the Representatives shall receive a favorable opinion from either Robert J. Grey, Esq., General Counsel of the Company, or Herbert M. Leiman, Esq., Assistant General Counsel of the Company, which opinion shall be satisfactory in form and substance to Messrs. Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, to the effect that --

               (i) The Company and each of its subsidiaries is a corporation duly organized and validly existing, in good standing under the laws of the State of New York, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their business requires such qualifications, with power and authority (corporate and other) to own their property, to carry on their business and to issue the Stock;

              (ii) The Agreement has been duly authorized, executed and delivered by the Company;

             (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company, including the shares of Stock being delivered on such Delivery Date, have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Registration Statement and the Prospectus as amended or supplemented;

              (iv) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's Charter or by-laws or any agreement or other instrument known to such counsel;

               (v) An order has been adopted by the Public Service Commission of the State of New York authorizing the issuance and sale of the Stock and the transactions related thereto as contemplated by the Agreement and said order is still in full force and effect; and no further approval, authorization, consent or other order of any court, governmental agency, public board or body is legally required for the authorization of the issuance and sale by the Company of the Stock under the terms of this Agreement except compliance with the provisions of securities or Blue Sky laws of certain states in connection with the sale of the Stock to the public in such states;

              (vi) The Company has good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and all real property and buildings held under lease by the Company are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company. In giving the above opinion, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that he is relying upon a general review of the titles of the Company, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company, provided that such counsel shall state that he believes that both the Underwriters and he are justified in relying upon such opinions, abstracts, reports, policies and certificates;

             (vii) The execution, delivery and performance of this Agreement and the Stock by the Company and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, constitute a default by the Company under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company pursuant to the terms of, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which it or any of its properties is subject, (B) the Charter or by-laws of the Company or (C) any statute, rule or regulation or, to the best of such counsel's knowledge, any judgment, decree or order of any court or governmental agency or body applicable to the Company or any of its properties;

            (viii) The Company, to the best of such counsel's knowledge, possesses all franchises, licenses, permits, consents and orders of governmental and regulatory authorities and political subdivisions required for the maintenance and operation of its properties and business substantially as now conducted and as described in the Registration Statement and the Prospectus as amended or supplemented; or, if the Company does not possess all of such franchises, licenses, permits, consents and orders, the absence of such thereof as the Company does not possess will not, to the best of such counsel's knowledge, affect the maintenance and operation of such properties and business as a whole substantially as now conducted; and

              (ix) The Registration Statement has become effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, the Registration Statement and the Prospectus, and each amendment or supplement thereto (including any document incorporated by reference into the Prospectus as amended or supplemented), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Exchange Act and the Rules and Regulations; the conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied; such counsel has no reason to believe that either the Registration Statement or the Prospectus, or any such amendment or supplement (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus as amended or supplemented), considered as a whole on the effective date of the Registration Statement and on the date hereof, contained or contain any untrue statement of material fact or omitted or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Registration Statement and the Prospectus as amended or supplemented of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus as amended or supplemented (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference in the Prospectus as amended or supplemented) which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or Prospectus as amended or supplemented or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented;

               [(x) The statements contained in the Prospectus under the caption ___, insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof and the opinion of such counsel filed as Exhibit 8 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them;] and

               (xi) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (e) At each Delivery Date, the Representatives shall receive from Messrs. Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, such opinion or opinions with respect to the valid existence of the Company, the validity of the Stock, the Registration Statement, the Prospectus as amended or supplemented, and other related matters as you may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) On the date of this Agreement and on each Delivery Date the Representatives shall have received from Ernst & Young a letter (with copies thereof for each of the Underwriters), which letter shall be reasonably satisfactory in form and substance to the Representatives and Messrs. Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, confirming that they are independent auditors with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder, and stating in effect that:

               (i) in their opinion, the audited financial statements and schedules incorporated by reference into the Registration Statement and the Prospectus as amended or supplemented audited by them comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the applicable published rules and regulations of the Commission thereunder with respect to a registration statement on Form S-3;

               (ii) they have read the minutes of the meetings of the stockholders and the Board of Directors of the Company, as set forth in the minute books or, if not set forth therein, in the form prepared by the Secretary of the Company, through a specified date not more than five business days prior to the Delivery Date, read the unaudited financial statements, if any, incorporated by reference into the Registration Statement and Prospectus as amended or supplemented and also the latest available unaudited interim financial statements of the Company and inquired of certain officials of the Company responsible for financial and accounting matters, and that such officials have stated that:

                    (A) any unaudited Balance Sheet, Statement of Income and Statement of Cash Flows included or incorporated by reference in the Registration Statement and Prospectus as amended or supplemented complies as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations of the Commission thereunder, and are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the most recent audited financial statements included or incorporated by reference therein,

                    (B) at the date of the latest available balance sheet read by such accountants, there was no change in the capital stock (including Common Stock, Preferred Stock and Premium on Capital Stock but excluding Capital Stock Expense) or long-term debt of the Company or any decrease in net current assets or Common Shareowners' Equity as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Registration Statement and Prospectus as amended or supplemented, except in all instances (i) for changes or decreases that the Registration Statement and Prospectus as amended or supplemented discloses have occurred or may occur,
               (ii) for payment of maturing installments of long-term debt,
               (iii) for conversions of convertible preferred stock, (iv) for shares of common stock issued pursuant to the Company's Employee Stock Purchase Plan, (v) for amounts withheld from employees in connection with the Employee Stock Purchase Plan, (vi) for the acquisition of long-term debt for sinking fund purposes, (vii) for shares of preferred stock redeemed by way of sinking funds, or (viii) for changes or decreases which are described in such letter, identifying the same and specifying the amount thereof, or

                    (C) for the twelve months ending on the date of the latest available unaudited interim financial statements of the Company, there were no decreases, as compared with the twelve months ending on the date of the latest audited financial statements, in total revenues, operating income, income before interest charges, or in the total amount of net income, except in all instances for decreases which the Registration Statement and Prospectus as amended or supplemented discloses have occurred or may occur, or which are described in such letter, identifying the same and specifying the amount thereof;

               (iii) they have performed more limited procedures than those set forth in the foregoing clause (ii), consisting merely of the reading of the minutes referred to in said clause and inquired of certain officials of the Company responsible for financial and accounting matters, and that such officials have stated that, with respect to the period from the date of the latest available financial statements of the Company to a specified date not more than five business days prior to the date of such letter, there was no change in the capital stock (including Common Stock, Preferred Stock and Premium on Capital Stock but excluding Capital Stock Expense) or long-term debt of the Company or any decrease in net current assets or Common Shareowners' Equity as compared with the amounts shown in the latest financial statements included or incorporated by reference in the Registration Statement and Prospectus as amended or supplemented, except in all instances (i) for changes or decreases that the Registration Statement and Prospectus as amended or supplemented discloses have occurred or may occur, (ii) for payment of maturing installments of long-term debt, (iii) for conversions of convertible preferred stock,
          (iv) for shares of common stock issued pursuant to the Company's Employee Stock Purchase Plan, (v) for amounts withheld from employees in connection with the Employee Stock Purchase Plan, (vi) for the acquisition of long-term debt for sinking fund purposes, (vii) for purchase of preferred shares for series scheduled to be redeemed by way of sinking funds, or (viii) for changes or decreases which are described in such letter, identifying the same and specifying the amount thereof; and

               (iv) they have compared certain dollar amounts (and percentages and other financial data derived from such dollar amounts) disclosed in, or incorporated by reference into, the Registration Statement and Prospectus as amended or supplemented or in Exhibits to the Registration Statement, with such dollar amounts, percentages and other financial information contained in the general accounting records of the Company or derived directly from such records by analysis or computation, and have found such dollar amounts, percentages and other financial information to be in agreement therewith, except as otherwise specified in such letter.

          (g) Since the respective most recent dates as of which information is given in the Registration Statement and Prospectus as amended or supplemented and up to such Delivery Date, there shall have been no material adverse change in the business, properties or financial condition or results of operation of the Company, except as reflected in or contemplated by the Registration Statement and the Prospectus, and any amendments or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus as amended or supplemented), and since such dates and up to such Delivery Date there shall have been no material transaction entered into by the Company other than transactions disclosed by the Registration Statement and the Prospectus, and any amendments or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus as amended or supplemented), and transactions in the ordinary course of business; and at such Delivery Date the Representatives shall have received a certificate to such effect, signed by the President, any Vice President or the Treasurer of the Company.

          (h) Subsequent to the execution and delivery of this Agreement and prior to each Delivery Date (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock.

          (i) All legal proceedings to be taken and all opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement in connection with the issuance and sale of the Stock shall have been satisfactory in form and substance to Messrs. Milbank, Tweed, Hadley & McCloy.

          In case any of the conditions specified above in this Section 8 shall not have been fulfilled at each Delivery Date, this Agreement may be terminated by the Representatives, with the consent of the Underwriters including yourselves who have agreed to purchase in the aggregate fifty percent or more of the Stock, by mailing or delivering written notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Section 7 hereof.

          9. Conditions of the Obligation of the Company. The obligation of the Company to deliver the Stock shall be subject to the conditions set forth in the second clause of the first sentence of paragraph (a) of Section 8 hereof and in paragraph (c) of Section 8 hereof. In case any of the conditions specified in this Section 9 shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Section 7 hereof.

          10. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or common law and to reimburse, as incurred each such Underwriter and controlling person for any legal or other expense (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with preparing to defend or defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any amendment or supplement thereto (if any amendments or supplements thereto shall have been furnished) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished herein or in writing to the Company by or on behalf of any Underwriter, through the Representatives, expressly for use in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any amendment or supplement thereto; and provided, further, that the Company shall not be liable in any case relating to any Preliminary Prospectus or any preliminary prospectus supplement to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon the failure of any Underwriter in connection with a sale of any of the Stock to any person to send or give a copy of the Prospectus, as the same may then be supplemented or amended, to such person with or prior to the written confirmation of the sale involved so long as the Company shall have fully complied with the last sentence of Section 7(a) hereof. The indemnity agreement of the Company contained in this paragraph and the representations and warranties of the Company contained in Section 3 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Stock. The Underwriters agree promptly to notify the Company of the commencement of any litigation or proceedings against them or any of them, or any such controlling person, in connection with the sale of the Stock or with any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any amendment or supplement thereto.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its officers and directors, each other Underwriter, and each person who controls any thereof within the meaning of
Section 15 of the Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them become subject under the Act or any other statute or common law and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any amendment or supplement thereto (if any amendments or supplements thereto shall have been furnished) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished herein or in writing to the Company by or on behalf of such Underwriter, through the Representatives, expressly for use in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any amendment or supplement thereto. The indemnity agreement of the respective Underwriters contained in this paragraph shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company, or any such other Underwriter or any such controlling person, and shall survive the delivery of the Stock. The Company agrees promptly to notify the Representatives of the commencement of any litigation or proceedings against the Company or any of its officers or directors or against any such controlling person in connection with the sale of the Stock or with any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any amendment or supplement thereto.

          (c) The Company and each of the Underwriters agree that, upon receipt of notice of the commencement of any action against the Company or any person controlling the Company, or against such Underwriter or any person controlling such Underwriter, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party (i) to the extent the indemnifying party was not materially prejudiced by such omission or (ii) otherwise than on account of such indemnity agreement.
In case such notice of any such action shall be so given such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of paragraph (a) of this Section 10, representing the indemnified parties under paragraph (a) or
(b) of this Section 10, as the case may be, who are parties to such action),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (d) If the indemnification provided for in this Section 10 shall for any reason be unavailable to an indemnified party under paragraphs (a) or (b) of this Section 10 in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to such offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or becomes liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this paragraph (d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The agreements contained in this Section 10, the representations and warranties of the Company in Section 3 hereof and the agreements of the Company in Section 7 hereof shall survive the delivery of the Stock. The agreements contained in this Section 10, the representations and warranties of the Company in Section 3 hereof and the agreements of the Company in

Section 7(b) hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          11. Termination. This Agreement may be terminated at any time prior to each Delivery Date by the Representatives with the consent of a majority in interest of the Underwriters including yourselves upon notice thereof to the Company, if prior to such time (a) the Company has failed, refused or been unable to perform any agreement on its part to be performed hereunder, (b) any other condition of the Underwriters' obligations hereunder is not fulfilled,
(c) there shall have occurred any general suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or there shall have been established by the New York Stock Exchange or the American Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court any limitation on prices for such trading or any restrictions on the distribution of securities, (d) a banking moratorium shall have been declared either by federal or New York State authorities, (e) an outbreak or escalation of hostilities involving the United States shall have occurred or there shall have been a declaration by the United States of a national emergency or war or (f) there shall have occurred such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States is such, as to make it impracticable or inadvisable, in the judgment of a majority in interest of the Underwriters, to proceed with the delivery of the Stock. Any termination hereof pursuant to this Section 11 shall be without liability of any party to any other party except as otherwise provided in
Section 7 hereof.

          12. Information Furnished by Underwriters. The statements set forth in the last paragraph on the cover page, the paragraph containing stabilization information on the inside front cover page and the statements under the caption "Underwriting" in any Prospectus as amended or supplemented constitute the only written information furnished by or on behalf of any Underwriter referred to in paragraph (b) of Section 3 hereof and in paragraphs (a) and (b) of Section 10 hereof.

          13. Miscellaneous. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York. This Agreement shall inure to the benefit of the Company, the Underwriters and, with respect to the provisions of Section 10 hereof, each controlling person referred to in said Section 10, and their respective successors, assigns, executors and administrators. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Stock from any of the Underwriters.

          14. Notices. All communications hereunder shall be in writing or by telegram or telecopy and, if to the Underwriters, shall be mailed or delivered to the Representatives c/o Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285-1100, Attention: Syndicate Department (Fax:
212-528-8822); if to the Company, shall be mailed or delivered to it at 175 East Old Country Road, Hicksville, New York 11801, Attention: Treasurer.

           Please sign and return to us _____ counterparts of this letter, whereupon this letter will become a binding agreement between the Company and the Underwriters in accordance with its terms.


                              Very truly yours,

                              LONG ISLAND LIGHTING COMPANY


                              By:
                                  ------------------------


The foregoing agreement is
  hereby confirmed and
  accepted, as of the
  date first above written.

  LEHMAN BROTHERS INC.
  [Names of other Representatives]
      As Representatives of the several Underwriters

By:  LEHMAN BROTHERS INC.


By:
     ------------------------------

                                   SCHEDULE I


Purchase Price and Description of Stock

     Aggregate Number of Firm Shares:  _______

     Aggregate Number of Option Shares:  _______

     Initial Per Share Public Offering Price:  $___ per share

     Per Share Purchase Price
       to the Underwriters:   $______ per share

     Allowance to Certain Securities Dealers:  __c.

     Allowance to Brokers and Dealers:  __c.

     Additional Terms:

                                  SCHEDULE II



                                                    Number of
    Underwriter                                    Firm Shares
    -----------                                    -----------
Lehman Brothers Inc.  . . . . . . . . . .
[Names of other Representatives]  . . . .
                                                   -----------

                                Total              ===========